UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 1, 2007
Centennial Communications Corp.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-19603 (Commission File Number)	06-1242753 (IRS Employer Identification No.)
3349 Route 138
Wall, New Jersey 07719
(Address of principal executive offices, including zip code)
(732) 556-2200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURES

Item 8.01 Other Events.
On August 1, 2007, affiliates of The Blackstone Group advised Centennial Communications Corp. (“Centennial”) that it distributed 9,172,043 shares of Centennial common stock to their partners. Immediately following the distribution, affiliates of The Blackstone Group will continue to hold approximately 2,777,968 shares of Centennial common stock, representing approximately 2.6% of Centennial’s outstanding common stock.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL COMMUNICATIONS CORP.
	By:	/s/ Tony L. Wolk
Date: August 1, 2007		Tony L. Wolk
Senior Vice President, General Counsel